Exhibit 4.10

BB&T Stock Certificate

Front of Certificate
(Please see graphic images of both the front and back of a sample BB&T Stock Certificate below.)
[Actual text appearing on the certificate is enclosed within quotes.]

The BB&T stock certificate has a maroon colored border along the left and right sides.

Along the left side the certificate number appears in the upper section and the BB&T’s Corporate seal appears near the bottom and a blank box appears at the bottom.

Along the upper right side the number of shares appears.

Along the lower right side appears:
“BANKNOTE CORPORATION OF AMERICA”

On the front of the document is a graphic (see graphic image included below) in the top center.

Between the Borders appears the remainder of the front side of the certificate:

"COMMON STOCK PAR VALUE $5.00"	"COMMON STOCK PAR VALUE $5.00"
"CUSIP 054937 10 7 SEE REVERSE FOR CERTAIN DEFINITIONS”
"THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, N.Y. OR IN WILSON, N.C."	"INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA"

"BB&T CORPORATION"

Located in the center is a maroon colored area that is used to indicater the stock owner and contains:
"THIS CERTIFIES THAT

IS THE OWNER OF"

"FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF"

"BB&T Corporation, transferable on the books of the Corporation by the holder hereof or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar."

          "Witness the facsimile seal and facsimile signatures of the duly authorized officers of the Corporation."

"CERTIFICATE OF STOCK" appears as background, in maroon color, behind the above text.

"Dated:"

"Countersigned and Registered:"
"BRANCH BANKING AND TRUST COMPANY"
"(Wilson, N.C.)"

	"Transfer Agent	"SECRETARY"	"CHAIRMAN AND CHIEF EXECUTIVE OFFICER"
"By"	and Registrar"

"Authorized Signature"

Back of Certificate

"BB&T CORPORATION"

          "BB&T Corporation is authorized to issue Preferred stock in one or more series which, when issued, may have certain preferences or special rights in the payment of dividends, in voting, upon liquidation, or otherwise. The Corporation will upon request furnish any shareholder, without charge, information as to the number of such shares authorized and outstanding and a copy of the portions of the charter or resolutions containing the designations, preferences, limitations and relative rights of all shares and any series thereof. Any such request is to be addressed to the Transfer Agent named on the face of this certificate."

A blackened box appears after this text.

          "The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:"

"TEN COM	—as tenants in common"	"UGMA/UTMA—	________	as Custodian for	___________
			(Cust)		(Minor)

"JT TEN	—as joint tenants with right of	under the	______________	Uniform Gifts/Tranfers
	survivorship and not as tenants		(State)

in common"	to Minors Act"

"Additional abbreviations may also be used though not in the above list."

"For value received _____________ hereby sell, assign and transfer unto"

"PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE"

Following this text appear a blank box outlined with a black line

"_____________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)
______________________________________________________________________________________________

______________________________________________________________________________________________

________________________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________"

"NOTICE:"	"THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER."

"Signature Guaranteed"

Graphic image of front page of sample BB&T Stock Certificate:

COMMON STOCK

PAR VALUE $5.00

NUMBER

BBT 000000

COMMON STOCK

PAR VALUE $5.00

SHARES

VOID

CUSIP 054937 10 7

SEE REVERSE FOR CERTAIN DEFINITIONS

BB&T CORPORATION

THIS CERTIFIES THAT

VOID

IS THE OWNER OF

CERTIFICATE OF STOCK

BB&T CORPORATION
CORPORATE
SEAL
WINSTON-SALEM, NC

Dated:

By

Transfer Agent
and Registrar

Authorized Signature

SPECIMEN

SECRETARY

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

BANKNOTE CORPORATION OF AMERICA

Graphic image of back page of sample BB&T Stock Certificate: